FORM 8-K

                             SECURITIES AND EXCHANGE COMMISSION

                                   WASHINGTON, D.C. 20549




                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported): March 25, 2002


                            Structured Asset Mortgage Investments, Inc.
                       Mortgage Pass-Through certificates, Series 1998-5
                   (Exact name of registrant as specified in its charter)



   Delaware                   33-44658                  13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 jurisdiction of
 incorporation)



               245 Park Avenue, New York, New York             10167
               (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                                 Not Applicable
             (Former name or former address, if changed since last report.)

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-5, on March 25, 2002. The distribution was made pursuant to the provisions of a Polling and Servicing Agreement dated February 25, 1998, between and among Structured Asset Mortgage Investments, Inc., as Seller, and Norwest Bank Minnesota, National Association as Trustee. Complete Certificateholder report of the underlying Securities may-be obtain from the trustee, Norwest Bank Minnesota, National Association.



Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.47)    March 25, 2002 - Information on Distribution to
                                              Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                        Structured Asset Mortgage Investments, Inc.
                                        (Registrant)






Date:   April 15, 2002              By:        /S/Samuel Molinaro
                                                Samuel Molinaro
                                                Treasurer and Secretary

                        Structured Asset Mortgage Investments, Inc.
                                     FORM 8-K


                                  CURRENT REPORT


                                  Exhibit Index




Exhibit No.              Description


     (28.47)             March 25, 2002 - Information on Distribution to
                                          Certificateholders




              March 25, 2002 - INFORMATION ON DISTRIBUTION EXHIBIT 28.47
                                TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 1998-5







                     Beginning      Pass Thru     Principal       Interest         Total    Ending Cert./
   Type    Class   Cert. Bal.        Rate         Dist. Amt.      Dist. Amt.       Dist.    Notional Bal.
  Senior    A-1    4,129,134.47      6.51370%     173,456.37       22,413.27     195,869.64   3,955,678.10
            A-2   22,846,472.77      6.51370%     829,852.80      124,012.49     953,865.29  22,016,619.97
            A-3    7,240,426.94      6.51370%     597,856.03       39,301.62     637,157.65   6,642,570.91
            A-4    9,865,250.00      6.51370%              0       53,549.37      53,549.37   9,865,250.00
            B-1      476,235.64      6.51370%       5,529.14        2,585.05       8,114.19     470,706.50
            B-2      238,151.85      6.51370%       2,764.97        1,292.71       4,057.68     235,386.89
            B-3      190,507.87      6.51370%       2,211.32        1,034.09       3,245.91     188,296.05
            B-4       95,287.97      6.51370%       1,106.30          517.23       1,623.53      94,181.66
            B-5       95,219.90      6.51370%       1,105.51          516.86       1,622.37      94,114.39
            B-6       95,287.97      6.51370%       1,106.30          517.23       1,623.53      94,181.66
            R-1               0      6.51370%              0               0              0              0          0.00
            R-11              0      6.51370%              0               0              0              0
            R-111             0      6.51370%              0               0              0              0

                  45,271,975.38                 1,614,989.24      245,739.92   1,860,729.16  43,656,986.13
